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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 13, 2001

AMERICAN EXPRESS                           AMERICAN EXPRESS RECEIVABLES
 CENTURION BANK                              FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


      Utah            11-2869526        333-91473         Delaware           13-3854638          333-91473
(State or Other    (I.R.S. Employer    (Commission    (State or Other     (I.R.S. Employer      (Commission
Jurisdiction of     Identification     File Number)   Jurisdiction of      Identification      File Number)
Incorporation or        Number)                       Incorporation or         Number)
 Organization)                                         Organization)

           6985 UnionPark Center                                 World Financial Center
            Midvale, Utah 84047                                      200 Vesey Street
              (801) 565-5000                                     New York, New York 10285
                                                                      (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

               N/A                                            N/A
   (Former Name or Former Address,           (Former Name or Former Address,
    if Changed Since Last Report)              if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.        Not Applicable.

Item 2.        Not Applicable.

Item 3.        Not Applicable.

Item 4.        Not Applicable.

Item 5. On March 13, 2001, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $216,250,000 aggregate principal amount of Class A ___% Asset Backed Certificates, Series 2001-2, and $15,000,000 aggregate principal amount of Class B ___% Asset Backed Certificates, Series 2001-2, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

               On March 13, 2001, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $618,750,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-3, and $60,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2001-3, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.02.

Item 6.        Not Applicable.

Item 7.        Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

  Exhibit 99.01 Series Term Sheet, dated March 13, 2001, Class A ___% Asset Backed Certificates, Series 2001-2, and the Class B ___% Asset Backed Certificates, Series 2001-2, of the American Express Credit Account Master Trust.

The following is filed as an Exhibit to this Report under Exhibit 99.02.

  Exhibit 99.02 Series Term Sheet, dated March 13, 2001, Class A Floating Rate Asset Backed Certificates, Series 2001-3, and the
                    Class B Floating Rate Asset Backed Certificates, Series 2001-3, of the American Express Credit Account Master Trust.

Item 8.        Not Applicable.

Item 9.        Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   American Express Centurion Bank,
                                   on behalf of the American Express
                                   Credit Account Master Trust


                                   By:      /s/ Maureen A. Ryan
                                       ----------------------------------------
                                      Name:     Maureen A. Ryan
                                      Title:    Assistant Treasurer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   American Express Receivables Financing
                                     Corporation II
                                   on behalf of the American Express
                                   Credit Account Master Trust


                                   By:      /s/ John D. Koslow
                                       ----------------------------------------
                                      Name:     John D. Koslow
                                      Title:    Vice President and Treasurer

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                                  EXHIBIT INDEX


Exhibit             Description

Exhibit 99.01 Series Term Sheet, dated March 13, 2001, with respect to the proposed issuance of the Class A ___% Asset Backed Certificates, Series 2001-2, and the Class B ___% Asset Backed Certificates, Series 2001-2, of the American Express Credit Account Master Trust.

Exhibit 99.02 Series Term Sheet, dated March 13, 2001, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2001-3, and the Class B Floating Rate Asset Backed Certificates, Series 2001-3, of the American Express Credit Account Master Trust.